UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2015

Newcastle Investment Corp.

(Exact Name of Registrant as Specified in Charter)

Maryland
(State or other jurisdiction of incorporation)

001-31458	81-0559116
Commission File Number	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas, 46th Floor New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 798-6100

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements

On June 25, 2015, the stockholders of Newcastle Investment Corp. (the “Company”) approved the adoption of the 2015 Newcastle Investment Corp. Nonqualified Option and Incentive Award Plan (the “2015 Plan”), which was previously approved by the Company’s Board of Directors. The 2015 Plan is intended to facilitate the Company’s continued use of long-term equity-based awards and incentives for the benefit of its officers, directors, manager and service providers.

A summary of the 2015 Plan was included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 17, 2015 (as supplemented on May 28, 2015, the “Proxy”) in connection with the 2015 Annual Meeting of Stockholders (the “Annual Meeting”), under the section entitled “Summary of the Plan Terms” beginning on page 30 of the Proxy. The summary of the 2015 Plan in the Proxy is qualified in its entirety by reference to the full text of the 2015 Plan, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 25, 2015, the Company reconvened its Annual Meeting, which was adjourned on May 28, 2015 with respect to the third proposal described in the Proxy, to approve the 2015 Plan. At the reconvened Annual Meeting, the Company’s stockholders approved the 2015 Plan. The numbers of shares that voted for, voted against, abstained from voting for or against, or that represented broker non-votes for the 2015 Plan are summarized in the table below.

Votes For	Votes Against	Abstentions	Broker Non-Votes*
18,692,588	17,848,974	575,300	19,643,507

*	Broker non-votes are instances where a broker holding shares of record for a beneficial owner does not vote the shares because it has not received voting instructions from the beneficial owner and therefore is precluded by the rules of the New York Stock Exchange (“NYSE”) from voting on a particular matter. Under NYSE rules, when a broker holding shares in “street name” does not receive voting instructions from a beneficial owner, the broker has discretionary authority to vote on certain routine matters but is prohibited from voting on non-routine matters. A broker who did not receive instructions from a beneficial owner was not entitled to vote on the 2015 Option Plan. Broker non-votes included herein are as of May 28, 2015.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	2015 Newcastle Investment Corp. Nonqualified Option and Incentive Award Plan (incorporated by reference to Annex A of the Registrant’s definitive proxy statement for the 2015 annual meeting of stockholders filed on April 17, 2015).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWCASTLE INVESTMENT CORP. (Registrant)

/s/ Justine A. Cheng
Justine A. Cheng Chief Financial Officer, Treasurer and Chief Operating Officer

Date: June 25, 2015